Exhibit 10.17.1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THEY (1) ARE NOT MATERIAL AND
(2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

FIRST AMENDMENT
TO
ON-SITE PRODUCT SUPPLY AGREEMENT

This FIRST AMENDMENT TO ON-SITE PRODUCT SUPPLY AGREEMENT (“Amendment”) is between Coffeyville Resources Nitrogen Fertilizers, LLC, a Delaware limited liability company (“Coffeyville Resources”), and Messer LLC, a Delaware limited liability company (“Messer”), and is effective on the date that the last Party signs this Amendment.

Background

WHEREAS, Messer and Coffeyville Resources are Parties to the ON-SITE PRODUCT SUPPLY AGREEMENT having an Effective Date of July 31, 2020 (“Agreement”).

WHEREAS, The Parties have agreed to amend the Agreement to: (1) postpone the start date of the first Planned Turnaround under the Agreement from the second half of 2021 until July of 2022; and (2) for Messer to assume certain Coffeyville Resources obligations under Exhibit B to the Agreement, which is deleted and replaced as set forth herein.

NOW THEREFORE, the Parties agree as follows:

1.    The Agreement is amended as follows:

(a)    Section 3.4.1 is replaced with the following:

3.4.1    Install the Additional Oxygen Equipment, perform the obligations designated to Messer in Exhibit B(II), and perform work and commit the capital included in the Relife Capital Investment in accordance with Exhibit C. Regardless of any conflicting provision of this Agreement, Coffeyville Resources is not required to perform the obligations designated to Messer in Exhibit B(II). Messer may transfer relife work described in Exhibit C from the Second Planned Turnaround Scope to the First Planned Turnaround Scope, as Messer determines is reasonably required, provided however, Messer must transfer item 15 of Exhibit C from the Second Planned Turnaround to the First Planned Turnaround. Subject to the terms of this Agreement, including, but not limited to those set forth in Section 16 below, Messer may contract or subcontract any or all of the work described in this Section as it deems appropriate and Messer shall be responsible for such contractors or subcontractors and the contracted or subcontracted work as if Messer itself had performed such work. Messer shall complete such work consistent with Messer’s practices and shall give Coffeyville Resources a written notice when the Additional Oxygen Equipment is ready for initial fill (“Additional Oxygen Equipment Completion Notice”) and as items included in the Relife Capital Investment are complete. Regardless of Section 3.4.4, the items specified in Exhibit B(II) will be Coffeyville Resources’ property at all times, and Messer will not be required to remove those items after the termination or expiration of this Agreement.

(b)    The second sentence of Section 5.2 is deleted and replaced with the following:

Payment for the Minimum Monthly Charge and the Additional Oxygen Equipment Infrastructure Fee shall be made no later than the last day of the corresponding month.

(c)    In the first sentence of Section 13.2, “during the second half of 2021” is replaced with “starting in July of 2022.”

(d)    Section 13.3.2 is replaced with the following:

13.3.2    ASU downtime during: (i) the Allowable Planned Turnaround Hours; and (ii) the 72-hour period starting at the end of the Allowable Planned Turnaround Hours for the first Planned Turnaround.

(e)    The following new Section 13.3.4 is added after Section 13.3.3:

13.3.4    Any reduction in or cessation of the supply of Product to Coffeyville Resources from the ASU from October 1, 2021 until the start of the first Planned Turnaround, if the issue that caused such reduction or cessation is in the scope of the first Planned Turnaround and/or the second Planned Turnaround.

(f)    The following new definition is added after the definition of Additional Oxygen Equipment:

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THEY (1) ARE NOT MATERIAL AND
(2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Additional Oxygen Equipment Infrastructure Monthly Charge	means the monthly charge for Messer’s performance of the obligations designated to Messer in Exhibit B(II), payable by Coffeyville Resources as more specifically described in Exhibit A(V)(H).

(g)    The definition of Allowable Planned Turnaround Hours in Appendix 1 is replaced with the following:

Allowable Planned Turnaround Hours
means: (a) 600 hours during the first Planned Turnaround, when Messer shall be permitted to shutdown the Messer Equipment; (b) 672 hours during the second Planned Turnaround, when Messer shall be permitted to shutdown the Messer Equipment; and (c) 504 hours per two-year period during Planned Turnarounds after the second Planned Turnaround, when Messer shall be permitted to shutdown the Messer Equipment. Messer shall work diligently to minimize the number of Allowable Planned Turnaround Hours during the first Planned Turnaround.

(h)    The following new definition is added after the definition of Coffeyville Resources’ Plant Site :

Coffeyville Resources Third Party Infrastructure Invoices	means: invoices of third parties engaged by Coffeyville Resources to perform obligations designated to Coffeyville Resources in Exhibit B(II).

(i)    The following new Section V(H) is added after Section V(G) of Exhibit A:

H.    Additional Oxygen Equipment Infrastructure Monthly Charge

(i)Coffeyville Resources shall pay the Additional Oxygen Equipment Infrastructure Monthly Charge each month during the 15-year period starting on July 1, 2022, or the date of completion of the pouring of the foundation for the oxygen storage vessel, whichever is later (“Infrastructure Charge Payment Period”). Effective as of July 1, 2022, or the date of completion of the pouring of the foundation for the oxygen storage vessel, whichever is later, the Additional Oxygen Equipment Infrastructure Monthly Charge is [***]. This amount is based upon an estimate of [***] for the sum of: (1) the Coffeyville Resources Third Party Infrastructure Invoices; and (2) Messer’s total cost to perform the obligations designated to Messer in Exhibit B(II), including: (a) Messer’s internal engineering and project execution costs (i.e., engineering and project execution costs excluding third party costs and fees) and Messer’s internal costs to process the Coffeyville Resources Third Party Infrastructure Invoices (collectively, “Messer E/PE Costs”) up to [***] (“Messer E/PE Cost Cap”); and (b) all third party costs and fees.

(ii)Messer shall provide Coffeyville Resources with engineering documents with respect to the items specified in Exhibit B(II)(M) located outside of the Messer Site (“Engineering Documents”). Coffeyville Resources will be deemed to have approved any Engineering Documents that they do not object to within ten (10) days of receipt, and shall return the Engineering Documents to Messer within that period. Messer estimates that its work under Exhibit B(II)(M) will require approximately 24 weeks to complete, and Messer intends to perform portions of that work concurrently with the installation of the liquid oxygen storage vessel. Messer may include in the determination of its actual total cost to perform the work, any Messer E/PE Costs in excess of the Messer E/PE Cost Cap (“Messer Excess E/PE Costs”) incurred by Messer because of the acts or omissions of Coffeyville Resources or its employees or contractors, including: (1) their failure to complete the Engineering Document review and return the Engineering Documents to Messer within ten (10) days of receipt; or (2) their acts or omission that result in Messer’s inability to complete the work in 24 weeks, or perform the work concurrently with the installation of the oxygen storage vessel.

(iii)Messer shall determine its actual total cost to perform its obligations under Exhibit B(II), including Messer E/PE Costs up to the Messer E/PE Cost Cap, Excess Messer E/PE Costs (if applicable), and all third-party costs and fees (collectively, “Actual Total Applied Cost”) after completion of the work, and shall adjust the Additional Oxygen Equipment Infrastructure Monthly Charge as follows:

(1)If the [***] estimate exceeds the sum of the Coffeyville Resources Third Party Infrastructure Invoices, and the Actual Total Applied Cost, then Messer shall decrease the Additional Oxygen Equipment Infrastructure Monthly Charge by [***] for every [***] of that excess, prorated for any partial amount.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THEY (1) ARE NOT MATERIAL AND
(2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

(2)If the sum of the Coffeyville Resources Third Party Infrastructure Invoices, and the Actual Total Applied Cost exceeds the [***] estimate, then Messer shall increase the Additional Oxygen Equipment Infrastructure Monthly Charge by [***] for every [***] of that excess, prorated for any partial amount.

(iv)Messer shall apply any adjustments to the Additional Oxygen Equipment Infrastructure Monthly Charge under this Section retroactively to July 1, 2022, or the date of completion of the pouring of the foundation for the oxygen storage vessel, whichever is later, and shall issue credits or additional invoices to Coffeyville Resources for the difference between the initial charge of [***] and the adjusted charge, as applicable. If the Agreement terminates before the end of the Infrastructure Charge Payment Period for any reason, then Coffeyville Resources shall pay Messer the Additional Oxygen Equipment Infrastructure Monthly Charge for the number of months that would have remained in the Infrastructure Charge Payment Period if not for the termination, prorated for any partial month.

(j)    Exhibit B is deleted in its entirety and replaced with Exhibit B, attached to this Amendment.

(k)    In Exhibit C, [***]

(l)    In Exhibit C, [***]

Capitalized terms are either defined in this Amendment or the Agreement. Except as set forth in this Amendment, all other terms of the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control. This Amendment may be executed in multiple counterparts, each of which will be deemed an original but all of which together will constitute but one and the same instrument.

	Coffeyville Resources Nitrogen Fertilizers, LLC		Messer LLC
By:	/s/ Robby Collums	By:	/s/ Robert J. Capellman
	(Signature)		(Signature)
	Robby Lee Collums		Robert J. Capellman
	(Print Full Name)		(Print Full Name)
	VP & GM		Executive Vice President
	(Title)		(Title)
Date:	2-18-2022	Date:	February 21st, 2022

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THEY (1) ARE NOT MATERIAL AND
(2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

EXHIBIT B

ITEMS TO BE PROVIDED BY COFFEYVILLE RESOURCES

I.Items to be provided for the ASU

Except as otherwise provided in this Agreement, Coffeyville Resources shall provide the following:
A.Power: [***]
Coffeyville Resources shall be responsible to provide power for the ASU. Maximum annual average power consumption for ASU is [***]. For any additional consumption, Messer shall pay Coffeyville Resources its actual cost for such power, except that, if the additional consumption is due to an Off-Spec Condition, then: (i) Coffeyville Resources will be responsible for the cost of the additional power if Coffeyville Resources caused the Off-Spec Condition; (ii) Messer shall pay Coffeyville Resources its actual cost for the additional power if Messer caused the Off-Spec Condition; and (iii) Messer shall pay Coffeyville Resources half of its actual cost for the additional power in all other cases.
B.Steam
        Flow (ASU Usage) : [***] LB/hr average, [***] LB/hr peak
Primary:     [***] psig minimum, [***]ºF
Secondary:    [***] psig, minimum, [***]ºF

Reactor:    [***] LB/hr when Vaporizing
        [***] psig minimum, [***]ºF

C.Hydrogen: [***] scfh average
(within specifications listed on Appendix 3)

D.Cooling water supply: [***] gpm (designed)
(within specifications listed on Appendix 3)

E.Steam and condensate drain

F.Sewer services, oil/water, storm and sanitary

G.Potable water

H.Fire Water

I.Instrument air

J.Telephone Line

K.Permanent Security and Site access

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THEY (1) ARE NOT MATERIAL AND
(2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

II.Items to be provided for the Additional Oxygen Equipment

Messer and Coffeyville Resources Obligations
Section	Description	Messer		Coffeyville Resources		Messer Payment of Coffeyville Resources Third Party Infrastruct-ure Invoices***	Comments****
		ISBL*	OSBL**	ISBL*	OSBL **
A	Power			x	x	x
Power: [***]
Construction power: [***] vac for construction trailer.

Operating power (including commissioning): Coffeyville Resources shall be responsible to provide electric power for the Additional Oxygen Equipment. Power will be sufficient to start and operate: two (2) liquid oxygen pumps, each nominally up to 300 horsepower, a 15 horsepower load for the hot water bath vaporizer, and necessary controls and accessories required for the operation of the Additional Oxygen Equipment.

B	Steam			x	x	x	Steam: Flow: up to [***] lbs/hr Pressure: [***] psig (+/- [***] psi) Quality: clean, dry and saturated
C	Steam Condensate Drain			x	x	x
D	Storm water drainage/ sewars			x	x	x
E	Potable Water			x	x	x
F	Fire water/fire protection			x	x	x
G	Telephone lines			x	x	x
H	Permanent Security and Site Access			x	x	x
I	Security Fence			x	x	x
J	Site lighting			x	x	x
K	Permits required for construction and operation			x	x	x

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THEY (1) ARE NOT MATERIAL AND
(2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

L	All civil design and construction including but not limited to equipment foundations, underground electrical conduits, underground mechanical items, grounding grid	x	x	x	Messer will be responsible for design and construction for ISBL foundations.
Coffeyville Resources will be responsible for design and construction for OSBL foundations based on Messer's civil brief, and for all other civil design and construction specified in subsection L.
M	Pipe racks and cable trays sufficient for piping, electrical and communica-tions connection between the Additional Oxygen Equipment and the ASU	x	x	x	x	Pipe racks and cable trays will be for Messer requirements only.
Routing will be generally as indicated in Ross CRNF LOX Tank AFE dated July 22, 2021. Messer will be responsible for ISBL pipe rack and cable tray design and installation, and for OSBL pipe rack and cable tray design. Coffeyville Resources will be responsible for OSBL pipe rack and cable tray installation per Messer’s design.
N	Paved roadways as required by Messer to and within Messer site for truck access to and from the filling station	x		x	x	Messer will pave N Pine St from E Martin St to E New St. Messer will select the materials to be used and determine when N Pine St needs to be shutdown to perform Messer’s work as it deems appropriate. Requests by Coffeyville Resources for other materials or a different shutdown schedule will likely result in cost increases. Coffeyville Resources will pave roads to N Pine, before Messer commissions the oxygen storage vessel, to allow Messer truck access.
O	Construction lay-down area		x	x	x	100ft x 100 ft adjacent to Messer Site with minimum soil-bearing capacity of 2500 psf

*ISBL is inside battery limits, where battery limits are the Messer Site.

**OSBL is outside battery limits (i.e. not on the Messer Site).

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THEY (1) ARE NOT MATERIAL AND
(2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

***Coffeyville Resources shall send Messer the Coffeyville Resources Third Party Infrastructure Invoices upon Coffeyville Resources’ approval of each invoice.   Messer shall pay each Coffeyville Resources Third Party Infrastructure Invoice within 30 days after Messer receives the invoice.

**** The obligation to maintain the items in Exhibit B(II) remains with Coffeyville Resources.